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                                                                 Exhibit 10.1(e)

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                       RESTRICTED STOCK PURCHASE AGREEMENT

                                 by and between

                            POLAROID HOLDING COMPANY

                                       and

                      THE MANAGEMENT INVESTOR NAMED HEREIN

                             Dated as of      , 2004

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                                TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
ARTICLE I PURCHASE OF SHARES.......................................................................1

   1.1.    Sale and Purchase of Common Stock.......................................................1
   1.2.    Stock Certificates......................................................................1
   1.3.    Vesting.................................................................................2
   1.4.    Closing Date............................................................................2

ARTICLE II REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY................................2

   2.1.    Representations, Warranties and Covenants of the Company................................2

ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MANAGEMENT INVESTOR...................3

   3.1.    Representations, Warranties and Covenants of the Management Investor....................3

ARTICLE IV MISCELLANEOUS...........................................................................4

   4.1.    Legend..................................................................................4
   4.2.    Tax Matters.............................................................................5
   4.3.    Amendment and Modification..............................................................5
   4.4.    Survival of Representations and Warranties..............................................5
   4.5.    Successors and Assigns..................................................................5
   4.6.    Severability............................................................................5
   4.7.    Notices.................................................................................6
   4.8.    Governing Law...........................................................................6
   4.9.    Headings................................................................................6
   4.10.   Counterparts............................................................................6
   4.11.   Further Assurances......................................................................6
   4.12.   No Effect on Employment or Directorship.................................................6
   4.13.   Entire Agreement........................................................................6

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                                    EXHIBITS

Exhibit A            Amended and Restated Securities Holders Agreement

                                    SCHEDULES

Schedule I           Management Investor and Shares Purchased

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                                  DEFINED TERMS

Agreement..........................................................................................1
Board of Directors.................................................................................1
Closing Date.......................................................................................2
Common Stock.......................................................................................1
Company............................................................................................1
Management Investor................................................................................1
person.............................................................................................3
Securities Act.....................................................................................3
Securities Holders Agreement.......................................................................1
Shares.............................................................................................1

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                       RESTRICTED STOCK PURCHASE AGREEMENT

          THIS IS A RESTRICTED STOCK PURCHASE AGREEMENT, dated as of _________ __, 2004 (the "AGREEMENT"), by and among Polaroid Holding Company, a Delaware corporation (the "COMPANY"), the individual listed on the signature page hereto as a "Management Investor" (a "MANAGEMENT INVESTOR").

                                   BACKGROUND

          The Management Investor is (i) employed by the Company and/or its subsidiaries, and/or (ii) a member of the Board of Directors of the Company (the "BOARD OF DIRECTORS"). To increase the Management Investor's personal and proprietary interest in the Company's success and progress, the Company desires to sell, and the Management Investor desires to purchase, shares of Common Stock, par value $.001 per share ("COMMON STOCK"), of the Company.

                                      TERMS

          In consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                               PURCHASE OF SHARES

     1.1. SALE AND PURCHASE OF COMMON STOCK. (a) The Management Investor hereby purchases from the Company, and the Company hereby sells to the Management Investor, the number of shares (the "SHARES"), of Common Stock set forth opposite the Management Investor's name on SCHEDULE I hereto.

               (b) The purchase price for the Shares is set forth on SCHEDULE I, payable in cash or by plain check. The Company hereby acknowledges receipt of the purchase price from the Management Investor.

               (c) Concurrently herewith, the Management Investor is executing a joinder and becoming a party to an Amended and Restated Securities Holders Agreement (the "SECURITIES HOLDERS AGREEMENT") among the Company, the Management Investor and others, a copy of which is attached as EXHIBIT A hereto, and the Management Investor hereby consents to add the Shares to SCHEDULE I to the Securities Holders Agreement and agrees that the Shares are "Investment Securities" as defined therein. The Securities Holder Agreement imposes certain transfer restrictions on the Shares and grants certain repurchase option rights to the Company.

     1.2. STOCK CERTIFICATES. Concurrently herewith, the Company has presented to the Management Investor for examination, a certificate evidencing the Shares purchased by the

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Management Investor pursuant hereto, registered in the name of the Management
Investor. The certificates evidencing the Shares of the Management Investor shall remain in the physical custody of the Company or its designee until such time as the purchase option rights set forth in the Securities Holder Agreement have lapsed. Upon lapse of the purchase option rights, the Company shall promptly deliver to the Management Investor one or more certificates representing the Shares purchased by the Management Investor, with any legend referring to such purchase option rights removed from such certificate(s).

     1.3. VESTING. The vesting for the Shares shall be as set forth in the Securities Holders Agreement.

     1.4. CLOSING DATE. The "Closing Date" (as such term is defined in the Securities Holders Agreement) for the Management Investor is as set forth on
SCHEDULE I hereto.

                                   ARTICLE II

                         REPRESENTATIONS, WARRANTIES AND
                            COVENANTS OF THE COMPANY

     2.1. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to, and covenants and agrees with the Management Investor as follows:

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (b) The Company has all requisite corporate power and corporate authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein.

               (c) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby, including, but not limited to, the issuance and sale of the Shares hereunder, have been duly authorized, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against it in accordance with the terms hereof.

               (d) The Shares issued to the Management Investor under Article I hereof have been validly issued and are fully paid and non-assessable.

                                        2
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                                   ARTICLE III

                         REPRESENTATIONS, WARRANTIES AND
                      COVENANTS OF THE MANAGEMENT INVESTOR

     3.1. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MANAGEMENT INVESTOR. The Management Investor represents and warrants to, and covenants and agrees with the Company that:

               (a) The Management Investor has the requisite legal right, power and authority to enter into this Agreement and to perform the Management Investor's obligations hereunder and to consummate the transactions provided for herein without the need for the consent of any other person; this Agreement has been duly authorized, executed and delivered by the Management Investor; and this Agreement constitutes the valid and binding obligation of the Management Investor, enforceable against the Management Investor in accordance with the terms hereof. As used herein, the term "PERSON" means an individual or a corporation, partnership, limited liability company, joint venture, trust, regulatory or governmental agency or authority or other organization or entity of any kind.

               (b) The Shares are being purchased by the Management Investor hereunder for investment, and not with a view to any distribution thereof that would violate the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the applicable securities laws of any state. The Management Investor will not distribute the Shares in violation of the Securities Act or the applicable securities laws of any state.

               (c) The Management Investor understands that the Shares have not been registered under the Securities Act or the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration becomes or is available.

               (d) In formulating a decision to enter into this Agreement, the Management Investor has relied solely upon (i) the provisions of this Agreement and (ii) an independent investigation of the Company's business and (iii) consultations with his or her legal and financial advisors with respect to this Agreement and the nature of his or her investment; and that in entering into this Agreement no reliance was placed by the Management Investor upon any representations or warranties other than those contained in this Agreement.

               (e) The Management Investor is financially able to hold the Shares for long-term investment, believes that the nature and amount of the Shares being purchased are consistent with his or her overall investment program and financial position, and recognizes that there are substantial risks involved in the purchase of the Shares.

               (f) The Management Investor confirms that (A) he or she is familiar with the business of the Company, (B) he or she has had the opportunity to ask questions of the officers and directors of the Company and to obtain (and that the Management Investor has received to

                                        3
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his or her satisfaction) such information about the business and financial condition of the Company as he or she has reasonably requested, and (C) the Management Investor, either alone or with a representative (as defined in Rule 501(h) promulgated under the Securities Act), has such knowledge and experience in financial and business matters that the Management Investor is capable of evaluating the merits and risks of the prospective investment in the Shares.

               (g) The Management Investor agrees not to disclose the existence and contents of this Agreement without the prior written consent of the Company, unless disclosure of the Agreement or its contents is required by law; provided, however, that the existence and contents of this Agreement may be disclosed in confidence to the Management Investor's attorneys, tax consultants and financial consultants who also agree not to disclose the existence and contents of this Agreement.

               (h) The Management Investor's residence address is as set forth below his or her signature to this Agreement.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1. LEGEND. All certificates representing the Shares shall bear the following legend in addition to any other legend required under applicable law:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, AS AMENDED FROM TIME TO TIME (THE "SECURITIES HOLDERS AGREEMENT"), A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE OR OTHERWISE DISPOSABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

                                        4
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               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT
               TO A REPURCHASE RIGHT OF THE COMPANY AS SET FORTH IN THE SECURITIES HOLDERS AGREEMENT, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

     4.2. Tax Matters. (a) TAX WITHHOLDING. The Company may deduct from any payment to be made to the Management Investor any amount that federal, state or local tax law requires to be withheld with respect to the purchase, holding or disposition of Shares by such Management Investor.

               (b) SECTION 83(b) ELECTION. The Management Investor shall make the election to include in his or her income, the excess of the fair market value as of the date hereof of the Shares purchased pursuant hereto over the purchase price per Share set forth on SCHEDULE I, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, in the manner and within the time period specified by the regulations promulgated thereunder, and shall promptly furnish a copy of such election to the Company after it has been filed. The parties agree that the fair market value of the Shares as of the date hereof is $[___] per share. THE COMPANY SHALL BEAR NO RESPONSIBILITY OR LIABILITY FOR ANY ADVERSE TAX CONSEQUENCES TO A MANAGEMENT INVESTOR FOR HIS OR HER FAILURE TO MAKE SUCH SECTION 83(B) ELECTION OR HIS OR HER MAKING SUCH SECTION 83(B) ELECTION.

     4.3. AMENDMENT AND MODIFICATION. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment, modification or waiver is set forth in a writing executed by the Company and the Management Investor. Notwithstanding the foregoing, in the case of any amendment, modification or waiver to the provisions of Section 1.3 hereof, such amendment, modification or waiver must be set forth in a writing executed by the Company, OEP and the Management Investor.

     4.4. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements set forth in this Agreement shall survive the date hereof.

     4.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns and executors, administrators and heirs of each party hereto. This Agreement, and any rights or obligations existing hereunder, may not be assigned or otherwise transferred by any party without the prior written consent of the other parties hereto.

     4.6. SEVERABILITY. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect unless deletion of such provision causes this Agreement to become materially adverse to any party, in which event the parties shall use reasonable efforts to arrive at an accommodation which best preserves for the parties the benefits and obligations of the offending provision.

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     4.7.      NOTICES. All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, fax or reputable courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

                    If to the Company, to:

                    Polaroid Holding Company
                    1265 Main Street
                    Waltham, MA 02451
                    Attention:  General Counsel
                    Facsimile: (781) 386-9698

               If to the Management Investor, to the Management Investor's address as set forth on the signature page hereto.

               All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; when confirmation of transmission is received, if faxed during normal business hours (or, if not faxed during normal business hours, the next business day after confirmation of transmission); and on the next business day, if timely delivered to a reputable courier guaranteeing overnight delivery.

     4.8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

     4.9. HEADINGS. The headings preceding the text of the sections and subsections of this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     4.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

     4.11. FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     4.12. NO EFFECT ON EMPLOYMENT OR DIRECTORSHIP. Nothing herein contained shall confer on the Management Investor the right to (a) remain in the employ of the Company or any of its subsidiaries or affiliates, or (b) remain a member of the Board of Directors.

     4.13. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding among the parties and supersedes all prior agreements and understandings, written

                                        6
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or oral, relating to the subject matter of this Agreement, it being understood the Management Investor is contemporaneously entering into other agreements and instruments, including the Securities Holders Agreement.

                                        7
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               IN WITNESS WHEREOF, the parties hereto have executed this
Restricted Stock Purchase Agreement the day and year first above written.


                                     POLAROID HOLDING COMPANY


                                     By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     MANAGEMENT INVESTOR:


                                     -------------------------------------------
                                     Name:

                                     Address:


             [SIGNATURE PAGE TO RESTRICTED STOCK PURCHASE AGREEMENT]

                                        8
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                                                                      SCHEDULE I

MANAGEMENT INVESTOR AND SHARES PURCHASED

                     NUMBER OF SHARES OF  PURCHASE PRICE     AGGREGATE
MANAGEMENT INVESTOR     COMMON STOCK        PER SHARE     PURCHASE PRICE
[Name]                                                          $


The Management Investor's Closing Date is _____________, 2004.

                                        9
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                                    EXHIBIT A

               [Amended and Restated Securities Holder Agreement]

                                                                      ATTACHMENT

                 ATTACHMENT FOR DIRECTORS AND EXECUTIVE OFFICERS

                                                       NUMBER OF SHARES OF
                    INVESTOR                               COMMON STOCK            CLOSING DATE
           Joseph E. Antonini                                       36,920       July 31, 2002
           o Additional Issue 5/23/2003                              5,520       July 31, 2002
           ------------------------------------------------------------------------------------------
           Paolo Cantarella                                         42,440        July 31, 2002
           ------------------------------------------------------------------------------------------
           Wendy Caswell                                           145,000      January 5, 2004
           ------------------------------------------------------------------------------------------
           William Cosgrove                                         32,690        July 31, 2002
           ------------------------------------------------------------------------------------------
           William L. Flaherty                                     384,620        July 31, 2002
           o Additional Issue 5/27/2003                             57,470        July 31, 2002
           ------------------------------------------------------------------------------------------
           Robert B. Gregerson                                     353,670        July 31, 2002
           ------------------------------------------------------------------------------------------
           Rick Lazio                                               36,920        July 31, 2002
           o Additional Issue 5/27/2003                              5,520        July 31, 2002
           ------------------------------------------------------------------------------------------
           Joseph G. Michels                                        36,920        July 31, 2002
           o Additional Issue 5/27/2003                              5,520        July 31, 2002
           ------------------------------------------------------------------------------------------
           Jacques A. Nasser                                       923,080        July 31, 2002
           o Additional Issue July 11, 2003                        137,930        July 31, 2002
           ------------------------------------------------------------------------------------------
           Gianfranco Palma                                         61,540        July 31, 2002
           o Additional Issue 5/27/2003                              9,190        July 31, 2002
           o Additional Issue July 31, 2002                        100,000        July 31, 2002
           ------------------------------------------------------------------------------------------
           Ira H. Parker                                           111,688      February 24, 2004
           ------------------------------------------------------------------------------------------
           Mark Payne                                              176,830        July 31, 2002
           ------------------------------------------------------------------------------------------
           J. Michael Pocock                                       615,380        July 31, 2002
           o  Additional Issue 5/26/2003                            91,960        July 31, 2002
           ------------------------------------------------------------------------------------------
           Stanley P. Roth.................................         36,920        July 31, 2002
           o Additional Issue 5/23/2003                              5,520        July 31, 2002
           ------------------------------------------------------------------------------------------